Exhibit 24.1

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Charles E. Bunch, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Charles E. Bunch
Charles E. Bunch

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Stephen F. Angel, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Stephen F. Angel
Stephen F. Angel

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, James G. Berges, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ James G. Berges
James G. Berges

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, John V. Faraci, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ John V. Faraci
John V. Faraci

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Hugh Grant, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Hugh Grant
Hugh Grant

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Victoria F. Haynes, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Victoria F. Haynes
Victoria F. Haynes

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Melanie L. Healey, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Melanie L. Healey
Melanie L. Healey

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Michele J. Hooper, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Michele J. Hooper
Michele J. Hooper

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Michael W. Lamach, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Michael W. Lamach
Michael W. Lamach

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(S-3)

I, Martin H. Richenhagen, a Director of PPG Industries, Inc., a Pennsylvania corporation (the “Corporation”), do hereby constitute and appoint Michael H. McGarry, Frank S. Sklarsky and Glenn E. Bost II, or any of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in my name and on my behalf in my capacity as a Director of the Corporation and to execute any and all instruments for me and in my name in my capacity as a Director of the Corporation, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Corporation’s registration statement on Form S-3 (the “Registration Statement”), including specifically, but without limitation, power and authority to sign in my name as a Director of the Corporation, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(e) or otherwise) to the Registration Statement, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

WITNESS my hand this 21st day of July, 2016.

/s/ Martin H. Richenhagen
Martin H. Richenhagen